Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-7 of TLIC
File No. 811-08835, CIK 0001044604
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-7 of TLIC, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc.; Premier VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 778207) filed 8/31/09.

•	The Alger American Fund (CIK: 832566) filed 8/19/09.

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316) filed 8/24/09.

•	Dreyfus Variable Investment Fund (CIK: 813383) 8/14/09.

•	Janus Aspen Series (CIK: 906185) 8/27/09.

•	MFS® Variable Insurance Trust (CIK: 918571) 9/1/09.

•	The Universal Institutional Funds, Inc. (CIK: 1011378) 9/8/09.

•	Premier VIT (CIK: 923185) filed 8/25/09.

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed 8/26/09.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company